UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): May 18, 2018

Merion, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173681	45-2898504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 Flair Dr, Suite 302, El Monte CA	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: (626) 448-3737

None

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 18, 2018, Merion, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “First Purchase Agreement”) with Baojiao Weng (the “First Purchaser”), pursuant to which the Company agreed to sell to the First Purchaser in a private placement 222,223 shares (the “Weng Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.90 per Weng Share for an aggregate offering price of $200,000 (the “First Private Placement”). The First Private Placement will be completed pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

On May 18, 2018, Merion, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Second Purchase Agreement”) with Muxian Huang (the “Second Purchaser”), pursuant to which the Company agreed to sell to the Second Purchaser in a private placement 55,556 shares (the “Huang Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.90 per Huang Share for an aggregate offering price of $50,000 (the “Second Private Placement”). The Second Private Placement will be completed pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

The representations, warranties and covenants contained in the First Purchase Agreement and the Second Purchase Agreement (together, the “Agreements”) were made solely for the benefit of the parties to the Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the Agreements are filed with this report only to provide investors with information regarding the terms of transactions, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the respective dates of the Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The Agreements are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreements are subject to, and qualified in its entirety by, the Agreements, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Securities Purchase Agreement by and between Merion, Inc. and Baojiao Weng, dated May 18, 2018.

10.2	Securities Purchase Agreement by and between Merion, Inc. and Muxian Huang, dated May 18, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merion, Inc.

Dated: May 23, 2018	By:	/s/ Ding Hua Wang
Ding Hua Wang
Chief Executive Officer and Chief Financial Officer

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